Camelot Event-Driven Fund

EVDAX, EVDIX

a series of Frank Funds

Supplement dated April 10, 2020
to the Prospectus

 dated November 1, 2019

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The paragraph on page 3 of the Prospectus under the heading “Fees and Expenses” is restated as follows:

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Frank Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 19 of the Fund’s Prospectus. This table describes fees and expenses that you may pay if you buy and hold Fund shares. You may be required to pay commission and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

Additionally, the paragraph on page 10 under the heading “Purchase and Sale of Fund Shares” and after the “Minimum Investments for Class A Shares” table, is restated as follows:

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the Fund are available in other share classes that have different fees and expenses.

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This Supplement dated April 10, 2020, and the Prospectus and Statement of Additional Information, each dated November 1, 2019, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-318-2804.